UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2016

Date of reporting period: September 30, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEP    09.30.16

ANNUAL REPORT

AB LIMITED DURATION HIGH INCOME PORTFOLIO

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

November 9, 2016

Annual Report

This report provides management’s discussion of fund performance for AB Limited Duration High Income Portfolio (the “Fund”) for the annual reporting period ended September 30, 2016.

Investment Objectives and Policies

The Fund’s investment objective is to seek the highest level of income that is available without assuming what AllianceBernstein L.P. (the “Adviser”) considers to be undue risk to principal. The Fund invests primarily in fixed-income securities, with an emphasis on corporate fixed-income securities rated below investment-grade (high-yield securities or “junk bonds”), unrated securities considered by the Adviser to be of comparable quality, and related derivatives. Under normal circumstances, the Fund will maintain a dollar-weighted average duration of less than four years, although it may invest in individual fixed-income securities with durations in excess of four years.

The Fund may also invest in investment-grade fixed-income securities, high-yield securities of governments and government-related issuers, loan participations and, to a lesser extent, equity securities, and derivatives related to these instruments. The Fund will not invest more than 10% of its net assets in securities rated at or below Caa1 by Moody’s Investors Service, CCC+ by Standard & Poor’s Ratings Services or CCC by Fitch Ratings at the

time of purchase. (For the purpose of this 10% limit, the Fund will rely on the highest rating from any of the three rating agencies, and the notional amount of derivatives related to these instruments will be counted.)

The Fund will invest on a global basis, including securities of issuers in both developed and emerging-market countries. The Fund may invest in securities denominated in foreign currencies, although it expects to use hedging instruments frequently to attempt to limit the currency exposure resulting from such investments.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. Derivatives may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure. For example, the Fund may use credit default and interest rate swaps to gain exposure to the fixed-income markets. In determining when and to what extent to enter into derivative transactions, the Adviser will consider factors such as the risks and returns of these investments relative to direct investments and the costs of such transactions. Derivatives such as options and forwards may also be used for hedging purposes, including to hedge against interest rate, credit market and currency fluctuations.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	1

Investment Results

The table on page 7 shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Global High Yield 15 Year Index (US dollar hedged), for the six- and 12-month periods ended September 30, 2016.

The Fund seeks to generate less volatile returns over a full market cycle, while achieving much of the yield and return of the broad high-yield market, as measured by the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index. The Fund’s Senior Investment Management Team (the “Team”) expects the Fund to generally underperform the broader high-yield market in bullish environments, due to investments that look to reduce the impact of market volatility and downside risks. Conversely, the Team expects the Fund to generally outperform the broader high-yield market in a bearish market due to these investments.

All share classes underperformed the benchmark for the six- and 12-month periods, before sales charges. Sector positioning detracted from relative performance for both periods, primarily due to underweight positions in the basics and energy sectors. Security decisions also weighed on performance in both periods. Security selection in the energy, media, consumer non-cyclicals and technology sectors detracted in the six-month period. In the 12-month period, security selection in the financials, consumer non-cyclical and technology sectors dragged on returns, while security selection in energy modestly contributed. Country positioning contributed to performance in both periods, mainly due to an underweight in the eurozone and an overweight in the US. Yield-curve positioning and holdings along the intermediate part of the US yield curve contributed to returns for both periods. Currency allocation did not have a meaningful impact on relative returns in either period.

During both periods, the Fund utilized currency forwards and currency options, both purchased and written, to hedge currency exposure as well as to manage active currency risk. Purchased and written equity options were also used to hedge market exposure. Total return swaps and credit default swaps (both single name and index) were used to hedge credit risk as well as to take active credit and growth risk. Interest rate swaps and treasury futures were used to manage duration, country exposure and yield-curve positioning.

Market Review and Investment Strategy

Bond markets were volatile for the 12-month period ended September 30, 2016, as global growth trends and central bank actions in the world’s largest economies continued to move in different directions. After declining through the end of 2015 and the beginning of 2016, oil prices rebounded on the back of decreased global supply and a tentative deal struck by the Organization of Petroleum

2	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Exporting Countries to limit crude production, which contributed to a rally in emerging-market debt sectors. Emerging-market sentiment was further boosted on positive political developments in Argentina and Brazil toward the end of the period. In December 2015, the US Federal Reserve (the “Fed”) hiked rates for the first time in over nine years—a move that had been widely anticipated and was generally accepted smoothly by bond investors. After some slower-than-expected US economic data through the first half of 2016, the Fed’s tone turned more hawkish in September (despite rates remaining unchanged) on the back of continued strengthening in the US labor market and growth in economic activity.

Central banks around the globe cut rates, with some, including the Bank of Japan and the European Central Bank, dipping into negative rate territory. Perhaps the headline of the period, volatility in Europe (and globally) spiked sharply in June after the UK voted to leave the European Union, a decision that was largely a surprise to investors. While investors initially responded by selling risk-sensitive assets, markets outside Europe quickly recovered. European markets also began to stabilize, helped by the Bank of England’s first rate cut in seven years—to an historic low—and an aggressive asset-purchase program. Elsewhere, central banks in Australia and New Zealand also moved rates to record lows, while fiscal and monetary policy developments in Japan disappointed investors, who were expecting rate cuts or additional quantitative easing.

In the 12-month period, developed-market treasury yields generally fell, with UK yields reaching historic lows in the months following the Brexit referendum in June. Trillions of dollars’ worth of government debt around the world lingered in negative territory. In the 12-month period, developed-market treasuries generally outperformed emerging-market local-currency government bonds and investment-grade credit securities, but lagged the double-digit rally in global high-yield. Within high yield, commodity-linked sectors generally had the best performance—helped by the recent bounce in oil prices—with energy up the most in the six-month period and basic industries rising most in the 12-month period. Though consumer-related sectors mostly had positive returns as well, they generally lagged the high-yield rally.

On November 8, 2016, Donald Trump was elected as the 45th president of the United States, and the Congressional election outcome resulted in the Republican Party maintaining control of both the House of Representatives and the Senate. The Adviser believes that it will take time before the world has a clearer picture of the short- and long-term impact of the elections on the US economy and markets in general. The Adviser continues to monitor the markets, including for potential market volatility.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Global High Yield 1-5 Year Index (US dollar hedged) is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Global High Yield 1-5 Year Index represents the performance of non-investment grade fixed-income securities in US, developed and emerging markets with more than one year and less than five years remaining until maturity, hedged to the US dollar. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond, currency and commodity markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a greater risk of rising interest rates as the recent period of historically low rates is beginning to end and rates have begun rising. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer, guarantor or counterparty may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Limited Duration High Income Portfolio*
Class A	5.43%	7.18%

Class C	5.04%	6.41%

Advisor Class†	5.47%	7.48%

Bloomberg Barclays Global High Yield 1-5 Year Index (US dollar hedged)	9.18%	11.36%

*    The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

†      Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

GROWTH OF A $10,000 INVESTMENT IN THE FUND

12/7/11* TO 9/30/16 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AB Limited Duration High Income Portfolio Class A shares (from 12/7/11* to 9/30/16) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 12/7/2011.

See Disclosures, Risks, and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			2.52%
1 Year	7.18%	2.66%
3 Years	3.35%	1.87%
Since Inception†	5.20%	4.26%

Class C Shares			1.90%
1 Year	6.41%	5.41%
3 Years	2.62%	2.62%
Since Inception†	4.43%	4.43%

Advisor Class Shares‡			2.89%
1 Year	7.48%	7.48%
3 Years	3.62%	3.62%
Since Inception†	5.48%	5.48%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.08%, 1.84% and 0.84% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.05%, 1.80% and 0.80% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2017. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2016.

†	Inception date: 12/7/2011.

‡	Advisor Class shares are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks, and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

8	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	2.66%
3 Years	1.87%
Since Inception*	4.26%

Class C Shares
1 Year	5.41%
3 Years	2.62%
Since Inception*	4.43%

Advisor Class Shares†
1 Year	7.48%
3 Years	3.62%
Since Inception*	5.48%

*	Inception date: 12/7/2011.

†	Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks, and Note about Historical Performance on pages 4-6.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Expense Example

EXPENSE EXAMPLE

(continued from previous page)

	Beginning Account Value 4/1/2016	Ending Account Value 9/30/2016	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class A
Actual	$1,000	$1,054.30	$5.29	1.03%	$5.39	1.05%
Hypothetical**	$1,000	$1,019.85	$5.20	1.03%	$5.30	1.05%
Class C
Actual	$1,000	$1,050.40	$9.12	1.78%	$9.23	1.80%
Hypothetical**	$1,000	$1,016.10	$8.97	1.78%	$9.07	1.80%
Advisor Class
Actual	$1,000	$1,054.70	$4.01	0.78%	$4.11	0.80%
Hypothetical**	$1,000	$1,021.10	$3.94	0.78%	$4.04	0.80%
Class R
Actual	$1,000	$1,052.90	$6.57	1.28%	$6.67	1.30%
Hypothetical**	$1,000	$1,018.60	$6.46	1.28%	$6.56	1.30%
Class K
Actual	$1,000	$1,054.20	$5.29	1.03%	$5.39	1.05%
Hypothetical**	$1,000	$1,019.85	$5.20	1.03%	$5.30	1.05%
Class I
Actual	$1,000	$1,055.80	$4.01	0.78%	$4.11	0.80%
Hypothetical**	$1,000	$1,021.10	$3.94	0.78%	$4.04	0.80%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses

+	The Fund’s investment in affiliated underlying portfolios incur no direct expenses, but bears proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated underlying portfolios. Currently the Adviser has voluntarily agreed to waive its investment advisory fee from the Fund in an amount equal to the Fund’s share of the advisory fees of the affiliated underlying portfolios, as borne indirectly by the Fund as an acquired fund fee and expense. The Fund’s effective expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro-rata share of the weighted average expense ratio of the affiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	11

Expense Example

PORTFOLIO SUMMARY

September 30, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $326.6

*	All data are as of September 30, 2016. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

12	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio Summary

PORTFOLIO OF INVESTMENTS

September 30, 2016

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 49.1%
Industrial – 42.9%
Basic – 3.0%
Anglo American Capital PLC 3.25%, 4/03/23(a)	EUR	644	$718,032
3.625%, 5/14/20(a)	U.S.$	350	350,000
Consolidated Energy Finance SA 6.75%, 10/15/19(a)		1,440	1,422,000
FMG Resources (August 2006) Pty Ltd. 9.75%, 3/01/22(a)		1,030	1,194,800
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.50%, 11/15/20		540	554,175
Freeport-McMoRan, Inc. 2.375%, 3/15/18		681	670,785
INEOS Group Holdings SA 5.625%, 8/01/24(a)		300	294,375
Lecta SA 6.50%, 8/01/23(a)	EUR	103	113,767
Lundin Mining Corp. 7.50%, 11/01/20(a)	U.S.$	327	347,438
7.875%, 11/01/22(a)		90	95,850
Novelis Corp. 6.25%, 8/15/24(a)		283	300,334
PQ Corp. 6.75%, 11/15/22(a)		204	216,240
Smurfit Kappa Acquisitions 4.875%, 9/15/18(a)		854	886,025
Steel Dynamics, Inc. 6.125%, 8/15/19		430	443,437
Teck Resources Ltd. 4.50%, 1/15/21		740	728,900
8.00%, 6/01/21(a)		17	18,488
United States Steel Corp. 8.375%, 7/01/21(a)		501	547,969
WR Grace & Co.-Conn 5.125%, 10/01/21(a)		881	936,062

			9,838,677

Capital Goods – 5.0%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 3.85% (LIBOR 3 Month + 3.00%), 12/15/19(a)(b)		2,058	2,086,400
Ashtead Capital, Inc. 6.50%, 7/15/22(a)		1,055	1,109,069
Ball Corp. 4.375%, 12/15/20		817	872,148

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bombardier, Inc. 7.50%, 3/15/18(a)	U.S.$	795	$838,725
Clean Harbors, Inc. 5.125%, 6/01/21		554	567,850
5.25%, 8/01/20		885	909,337
CNH Industrial Capital LLC 3.25%, 2/01/17		712	714,670
3.625%, 4/15/18		975	987,187
GFL Environmental, Inc. 7.875%, 4/01/20(a)		84	88,620
9.875%, 2/01/21(a)		484	529,980
HD Supply, Inc. 5.25%, 12/15/21(a)		412	435,690
Herc Rentals, Inc. 7.75%, 6/01/24(a)		742	762,405
KLX, Inc. 5.875%, 12/01/22(a)		621	642,735
Owens-Brockway Glass Container, Inc. 5.00%, 1/15/22(a)		438	464,552
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, 7/15/23(a)		1,205	1,244,162
7.125%, 4/15/19		814	816,035
Sealed Air Corp. 4.875%, 12/01/22(a)		660	693,000
SPX FLOW, Inc. 5.625%, 8/15/24(a)		86	87,290
Standard Industries, Inc./NJ 5.125%, 2/15/21(a)		835	876,750
TA MFG. Ltd. 3.625%, 4/15/23(a)	EUR	695	762,440
Terex Corp. 6.00%, 5/15/21	U.S.$	139	142,128
United Rentals North America, Inc. 7.625%, 4/15/22		715	761,475

			16,392,648

Communications - Media – 4.7%
Altice Financing SA 6.625%, 2/15/23(a)		1,070	1,095,412
7.50%, 5/15/26(a)		200	208,250
Altice US Finance I Corp. 5.375%, 7/15/23(a)		916	946,915
AMC Networks, Inc. 4.75%, 12/15/22		295	298,688
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	287	400,731

14	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CCO Holdings LLC/CCO Holdings Capital Corp. 5.25%, 9/30/22	U.S.$	430	$449,350
CSC Holdings LLC 6.75%, 11/15/21		1,470	1,554,525
DISH DBS Corp. 4.625%, 7/15/17		65	66,138
5.125%, 5/01/20		160	166,000
7.875%, 9/01/19		1,278	1,431,360
Hughes Satellite Systems Corp. 6.50%, 6/15/19		665	727,344
Mediacom Broadband LLC/Mediacom Broadband Corp. 6.375%, 4/01/23		865	912,575
Nielsen Finance LLC/Nielsen Finance Co. 4.50%, 10/01/20		560	572,600
5.00%, 4/15/22(a)		290	299,425
RR Donnelley & Sons Co. 7.00%, 2/15/22		19	19,713
Sinclair Television Group, Inc. 5.375%, 4/01/21		718	744,925
Sirius XM Radio, Inc. 5.75%, 8/01/21(a)		580	607,260
Starz LLC/Starz Finance Corp. 5.00%, 9/15/19		1,435	1,455,807
TEGNA, Inc. 4.875%, 9/15/21(a)		1,011	1,051,440
Telesat Canada/Telesat LLC 6.00%, 5/15/17(a)		947	947,000
Time, Inc. 5.75%, 4/15/22(a)		1,050	1,030,969
Univision Communications, Inc. 5.125%, 5/15/23(a)		347	351,337

			15,337,764

Communications - Telecommunications – 2.9%
CenturyLink, Inc. Series N 6.00%, 4/01/17		600	612,000
Series S 6.45%, 6/15/21		150	160,688
CommScope, Inc. 4.375%, 6/15/20(a)		577	594,310
Communications Sales & Leasing, Inc./CSL Capital LLC 6.00%, 4/15/23(a)		168	174,090

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Frontier Communications Corp. 6.25%, 9/15/21	U.S.$	698	$670,952
8.125%, 10/01/18		266	290,605
8.875%, 9/15/20		430	463,862
Level 3 Communications, Inc. 5.75%, 12/01/22		284	296,780
Qwest Capital Funding, Inc. 6.50%, 11/15/18		510	539,325
SBA Communications Corp. 5.625%, 10/01/19		858	882,136
SFR Group SA 6.00%, 5/15/22(a)		289	294,780
SoftBank Group Corp. 4.50%, 4/15/20(a)		436	452,350
5.375%, 7/30/22(a)		407	428,368
Sprint Communications, Inc. 9.00%, 11/15/18(c)		771	850,991
T-Mobile USA, Inc. 5.25%, 9/01/18		915	927,581
6.25%, 4/01/21		430	451,231
Wind Acquisition Finance SA 4.75%, 7/15/20(a)		371	373,783
6.50%, 4/30/20(a)		979	1,025,502

			9,489,334

Consumer Cyclical - Automotive – 1.6%
Alliance Automotive Finance PLC 6.25%, 12/01/21(a)	EUR	353	422,318
Commercial Vehicle Group, Inc. 7.875%, 4/15/19	U.S.$	848	845,880
Dana, Inc. 5.375%, 9/15/21		989	1,028,560
IHO Verwaltungs GmbH 4.125% (4.125% Cash or 4.875% PIK), 9/15/21(a)(d)		553	558,408
LKQ Corp. 4.75%, 5/15/23		792	813,780
Schaeffler Holding Finance BV 6.25%, 11/15/19(a)(d)		250	259,062
6.75%, 11/15/22(a)(d)		200	228,500
6.875% (6.875% Cash or 7.625% PIK), 8/15/18(a)(d)		275	279,840
ZF North America Capital, Inc. 4.50%, 4/29/22(a)		890	943,738

			5,380,086

Consumer Cyclical - Entertainment – 1.2%
AMC Entertainment, Inc. 5.875%, 2/15/22		744	770,040

16	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Carlson Wagonlit BV 6.875%, 6/15/19(a)	U.S.$	970	$1,003,950
ClubCorp Club Operations, Inc. 8.25%, 12/15/23(a)		522	561,150
Live Nation Entertainment, Inc. 7.00%, 9/01/20(a)		831	862,163
NCL Corp., Ltd. 4.625%, 11/15/20(a)		202	202,000
Pinnacle Entertainment, Inc. 5.625%, 5/01/24(a)		600	603,000

			4,002,303

Consumer Cyclical - Other – 6.0%
Beazer Homes USA, Inc. 8.75%, 3/15/22(a)		386	407,230
CalAtlantic Group, Inc. 6.25%, 12/15/21		536	588,930
6.625%, 5/01/20		267	298,706
8.375%, 5/15/18		260	284,700
Cirsa Funding Luxembourg SA 5.75%, 5/15/21(a)	EUR	185	217,880
GLP Capital LP/GLP Financing II, Inc. 4.375%, 4/15/21	U.S.$	106	111,565
5.375%, 11/01/23		1,024	1,103,360
International Game Technology PLC 5.625%, 2/15/20(a)		1,150	1,220,437
6.25%, 2/15/22(a)		640	678,400
Isle of Capri Casinos, Inc. 5.875%, 3/15/21		1,110	1,158,562
KB Home 7.00%, 12/15/21		144	154,800
8.00%, 3/15/20		265	295,144
9.10%, 9/15/17		489	517,729
Lennar Corp. 4.125%, 12/01/18		200	205,500
4.50%, 6/15/19		150	157,125
6.95%, 6/01/18		1,275	1,362,656
MCE Finance Ltd. 5.00%, 2/15/21(a)		600	604,500
MDC Holdings, Inc. 5.625%, 2/01/20		645	692,988
Meritage Homes Corp. 7.00%, 4/01/22		622	693,530
7.15%, 4/15/20		708	787,650
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.625%, 5/01/24(a)		107	116,063

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MGM Resorts International 6.625%, 12/15/21	U.S.$	276	$310,500
8.625%, 2/01/19		319	359,673
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp. 5.00%, 8/01/18(a)		1,555	1,582,212
PulteGroup, Inc. 4.25%, 3/01/21		1,477	1,550,850
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(a)		827	827,000
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.25%, 4/15/21(a)		611	630,858
5.875%, 4/15/23(a)		695	728,013
Toll Brothers Finance Corp. 4.375%, 4/15/23		285	292,125
5.875%, 2/15/22		560	616,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22		524	542,995
Wynn Macau Ltd. 5.25%, 10/15/21(a)		550	555,500

			19,653,181

Consumer Cyclical - Retailers – 1.6%
Brighthouse Group PLC 7.875%, 5/15/18(a)	GBP	216	170,803
Dollar Tree, Inc. 5.25%, 3/01/20	U.S.$	60	62,250
Group 1 Automotive, Inc. 5.00%, 6/01/22		1,395	1,399,352
Hanesbrands, Inc. 4.625%, 5/15/24(a)		495	507,994
L Brands, Inc. 5.625%, 2/15/22		436	487,230
6.625%, 4/01/21		490	564,725
8.50%, 6/15/19		510	595,425
New Look Secured Issuer PLC 6.50%, 7/01/22(a)	GBP	301	359,531
Sally Holdings LLC/Sally Capital, Inc. 5.625%, 12/01/25	U.S.$	395	425,119
5.75%, 6/01/22		387	403,447
William Carter Co. (The) 5.25%, 8/15/21		110	115,019

			5,090,895

Consumer Non-Cyclical – 7.3%
Alere, Inc. 7.25%, 7/01/18		250	255,625

18	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Amsurg Corp. 5.625%, 11/30/20-7/15/22	U.S.$	1,042	$1,067,795
Aramark Services, Inc. 5.125%, 1/15/24		141	146,640
5.75%, 3/15/20		197	202,418
Boparan Finance PLC 5.25%, 7/15/19(a)	GBP	657	838,797
5.50%, 7/15/21(a)		580	693,505
Care UK Health & Social Care PLC 5.528% (LIBOR 3 Month + 5.00%), 7/15/19(a)(b)		233	271,803
CHS/Community Health Systems, Inc. 5.125%, 8/01/21	U.S.$	1,247	1,237,647
Constellation Brands, Inc. 4.25%, 5/01/23		695	735,831
Endo Finance LLC 5.75%, 1/15/22(a)		1,375	1,268,437
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		1,752	1,738,860
HCA, Inc. 5.875%, 3/15/22		608	670,320
6.50%, 2/15/20		510	564,825
Hill-Rom Holdings, Inc. 5.75%, 9/01/23(a)		67	71,509
HRG Group, Inc. 7.875%, 7/15/19		1,536	1,618,560
IMS Health, Inc. 4.125%, 4/01/23(a)	EUR	391	452,319
Kinetic Concepts, Inc./KCI USA, Inc. 7.875%, 2/15/21(a)	U.S.$	793	858,422
Mallinckrodt International Finance SA 3.50%, 4/15/18		652	651,185
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.75%, 8/01/22(a)		963	949,759
MEDNAX, Inc. 5.25%, 12/01/23(a)		272	285,940
Post Holdings, Inc. 6.75%, 12/01/21(a)		968	1,036,970
Revlon Consumer Products Corp. 5.75%, 2/15/21		730	744,600
6.25%, 8/01/24(a)		148	152,810
RSI Home Products, Inc. 6.50%, 3/15/23(a)		695	733,225
Smithfield Foods, Inc. 5.25%, 8/01/18(a)		270	271,688
6.625%, 8/15/22		1,165	1,231,987
Synlab Bondco PLC 6.25%, 7/01/22(a)	EUR	346	411,222

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Tenet Healthcare Corp. 4.75%, 6/01/20	U.S.$	125	$126,875
6.00%, 10/01/20		248	262,260
6.25%, 11/01/18		657	701,347
Tesco PLC Series E 6.125%, 2/24/22	GBP	490	726,917
Valeant Pharmaceuticals International, Inc. 5.375%, 3/15/20(a)	U.S.$	310	286,750
5.875%, 5/15/23(a)		280	241,850
6.375%, 10/15/20(a)		430	403,125
6.75%, 8/15/18(a)		738	741,690
Valvoline, Inc. 5.50%, 7/15/24(a)		73	76,468
Voyage Care Bondco PLC 6.50%, 8/01/18(a)	GBP	765	977,078

			23,707,059

Energy – 3.1%
Antero Resources Corp. 5.125%, 12/01/22	U.S.$	216	217,620
6.00%, 12/01/20		266	274,895
Cenovus Energy, Inc. 3.00%, 8/15/22		386	367,041
3.80%, 9/15/23		30	29,681
Continental Resources, Inc./OK 3.80%, 6/01/24		26	23,790
5.00%, 9/15/22		261	260,348
Energy Transfer Equity LP 7.50%, 10/15/20		603	661,792
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		107	99,243
Noble Holding International Ltd. 3.95%, 3/15/22		419	312,155
PHI, Inc. 5.25%, 3/15/19		1,130	1,095,394
QEP Resources, Inc. 5.375%, 10/01/22		328	325,540
Range Resources Corp. 5.00%, 3/15/23(a)		34	33,235
Sabine Pass Liquefaction LLC 5.625%, 2/01/21(e)		1,010	1,066,812
6.25%, 3/15/22		385	420,612
SM Energy Co. 5.00%, 1/15/24		415	390,100
Southern Star Central Corp. 5.125%, 7/15/22(a)		2,000	2,015,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.875%, 2/01/21		990	1,022,175

20	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transocean, Inc. 5.05%, 10/15/22(f)	U.S.$	827	$648,161
6.80%, 12/15/16		150	150,704
9.00%, 7/15/23(a)		355	343,906
Weatherford International Ltd. 4.50%, 4/15/22		30	25,350
Whiting Petroleum Corp. 5.00%, 3/15/19		69	66,758
WPX Energy, Inc. 6.00%, 1/15/22		340	339,362

			10,189,674

Other Industrial – 0.2%
Belden, Inc. 5.50%, 9/01/22(a)		585	609,863

Services – 1.3%
ADT Corp. (The) 3.50%, 7/15/22		345	332,062
4.125%, 6/15/23		451	444,235
APX Group, Inc. 6.375%, 12/01/19		466	474,737
7.875%, 12/01/22		232	243,020
7.875%, 12/01/22(a)		191	200,073
eDreams ODIGEO SA 8.50%, 8/01/21(a)	EUR	259	295,318
GEO Group, Inc. (The) 5.125%, 4/01/23	U.S.$	36	30,600
5.875%, 1/15/22		160	144,000
IHS Markit Ltd. 5.00%, 11/01/22(a)		1,431	1,514,141
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/23(a)		539	587,510

			4,265,696

Technology – 3.3%
Amkor Technology, Inc. 6.375%, 10/01/22		305	314,912
CDW LLC/CDW Finance Corp. 6.00%, 8/15/22		146	155,490
Dell, Inc. 4.625%, 4/01/21		354	364,620
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 5.875%, 6/15/21(a)		228	242,244
7.125%, 6/15/24(a)		397	436,640
First Data Corp. 5.00%, 1/15/24(a)		294	298,410
6.75%, 11/01/20(a)		1,041	1,080,037

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Infor US, Inc. 5.75%, 8/15/20(a)	U.S.$	827	$868,350
Iron Mountain Europe PLC 6.125%, 9/15/22(a)	GBP	626	843,845
Iron Mountain, Inc. 4.375%, 6/01/21(a)	U.S.$	294	304,566
6.00%, 10/01/20(a)		272	286,960
6.00%, 8/15/23		281	299,968
Micron Technology, Inc. 5.25%, 8/01/23(a)		1,014	1,001,325
Nokia Oyj 5.375%, 5/15/19		415	447,162
NXP BV/NXP Funding LLC 3.75%, 6/01/18(a)		650	668,687
4.625%, 6/01/23(a)		509	556,719
Sabre GLBL, Inc. 5.25%, 11/15/23(a)		150	152,625
5.375%, 4/15/23(a)		572	587,730
Sanmina Corp. 4.375%, 6/01/19(a)		1,500	1,563,750
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 2/01/23(a)		239	230,038

			10,704,078

Transportation - Airlines – 0.5%
Air Canada 6.75%, 10/01/19(a)		1,368	1,412,460
8.75%, 4/01/20(a)		265	286,445

			1,698,905

Transportation - Services – 1.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.125%, 6/01/22(a)		1,689	1,694,278
5.50%, 4/01/23		311	313,721
Europcar Groupe SA 5.75%, 6/15/22(a)	EUR	237	272,224
Hertz Corp. (The) 4.25%, 4/01/18	U.S.$	365	374,125
5.875%, 10/15/20		663	683,719
Hertz Holdings Netherlands BV 4.125%, 10/15/21(a)	EUR	239	274,081
XPO Logistics, Inc. 6.50%, 6/15/22(a)	U.S.$	148	154,290

			3,766,438

			140,126,601

Financial Institutions – 5.0%
Banking – 2.9%
Ally Financial, Inc. 3.75%, 11/18/19		380	386,175

22	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

4.125%, 3/30/20	U.S.$	370	$376,475
4.75%, 9/10/18		754	780,390
5.50%, 2/15/17		100	101,250
Barclays Bank PLC 7.75%, 4/10/23		1,377	1,442,408
BBVA International Preferred SAU 1.649% (EURIBOR 3 Month + 1.95%), 12/20/16(a)(b)(g)	EUR	100	102,281
5.919%, 4/18/17(g)	U.S.$	263	262,343
Lloyds Bank PLC 4.385%, 5/12/17(g)	EUR	850	1,022,062
Lloyds Banking Group PLC 6.267%, 11/14/16(a)(g)	U.S.$	680	680,000
Royal Bank of Scotland Group PLC 6.00%, 12/19/23		344	358,523
Series U 7.64%, 9/30/17(g)		1,200	1,164,000
Societe Generale SA 5.922%, 4/05/17(a)(g)		1,552	1,565,890
Zions Bancorporation 5.65%, 11/15/23		1,112	1,139,800

			9,381,597

Finance – 1.7%
CIT Group, Inc. 4.25%, 8/15/17		370	376,938
5.00%, 5/15/17		870	886,312
5.50%, 2/15/19(a)		481	509,259
Navient Corp. 4.875%, 6/17/19		712	709,330
5.50%, 1/15/19		838	850,570
8.00%, 3/25/20		320	343,200
OneMain Financial Holdings, Inc. 6.75%, 12/15/19(a)		433	455,191
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(a)		1,958	1,458,710

			5,589,510

Other Finance – 0.1%
Lincoln Finance Ltd. 6.875%, 4/15/21(a)	EUR	204	246,350
7.375%, 4/15/21(a)	U.S.$	200	215,750

			462,100

REITS – 0.3%
Sabra Health Care LP/Sabra Capital Corp. 5.375%, 6/01/23		89	91,225
VEREIT Operating Partnership LP 4.125%, 6/01/21		896	925,120

			1,016,345

			16,449,552

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 1.2%
Electric – 1.2%
Calpine Corp. 6.00%, 1/15/22(a)	U.S.$	926	$969,985
ContourGlobal Power Holdings SA 5.125%, 6/15/21(a)	EUR	657	768,160
DPL, Inc. 6.75%, 10/01/19	U.S.$	442	458,575
Dynegy, Inc. 6.75%, 11/01/19		579	593,475
FirstEnergy Corp. Series B 4.25%, 3/15/23		745	790,014
Talen Energy Supply LLC 6.50%, 5/01/18		275	283,250

			3,863,459

Total Corporates – Non-Investment Grade (cost $159,017,806)			160,439,612

CORPORATES – INVESTMENT GRADE – 13.1%
Industrial – 6.6%
Basic – 0.3%
CF Industries, Inc. 3.45%, 6/01/23		105	105,789
Glencore Finance Canada Ltd. 4.25%, 10/25/22(a)		680	681,592
Glencore Funding LLC 2.125%, 4/16/18(a)		52	51,636

			839,017

Capital Goods – 0.0%
General Electric Co. Series D 5.00%, 1/21/21(g)		35	37,221

Communications - Media – 0.8%
Activision Blizzard, Inc. 5.625%, 9/15/21(a)		408	425,707
6.125%, 9/15/23(a)		266	292,267
Cox Communications, Inc. 3.35%, 9/15/26(a)		484	487,898
Discovery Communications LLC 4.90%, 3/11/26		729	792,045
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)(g)		114	121,695
Time Warner Cable LLC 4.00%, 9/01/21		566	600,706

			2,720,318

24	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.6%
Crown Castle International Corp. 4.875%, 4/15/22	U.S.$	817	$911,363
Qwest Corp. 6.75%, 12/01/21		265	295,144
Verizon Communications, Inc. 2.625%, 2/21/20		665	683,893

			1,890,400

Consumer Cyclical - Automotive – 0.6%
Ford Motor Credit Co. LLC 3.20%, 1/15/21		716	735,061
General Motors Co. 4.00%, 4/01/25		470	480,468
4.875%, 10/02/23		699	757,313

			1,972,842

Consumer Cyclical - Other – 0.5%
DR Horton, Inc. 3.625%, 2/15/18		375	383,438
3.75%, 3/01/19		590	614,337
4.00%, 2/15/20		600	632,250

			1,630,025

Consumer Cyclical - Retailers – 0.2%
AutoNation, Inc. 6.75%, 4/15/18		106	113,272
CVS Health Corp. 3.50%, 7/20/22		600	642,233

			755,505

Consumer Non-Cyclical – 1.2%
Molson Coors Brewing Co. 1.45%, 7/15/19		459	457,670
Mylan NV 3.15%, 6/15/21(a)		481	490,030
Mylan, Inc. 3.125%, 1/15/23(a)		925	917,060
Newell Brands, Inc. 3.85%, 4/01/23		108	114,962
5.00%, 11/15/23(a)		701	746,330
Perrigo Co. PLC 2.30%, 11/08/18		750	752,573
Universal Health Services, Inc. 4.75%, 8/01/22(a)		567	585,428

			4,064,053

Energy – 1.0%
Devon Energy Corp. 4.00%, 7/15/21		251	261,892

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hiland Partners Holdings LLC/Hiland Partners Finance Corp. 5.50%, 5/15/22(a)	U.S.$	180	$187,200
7.25%, 10/01/20(a)		289	299,476
Kinder Morgan, Inc./DE 7.00%, 6/15/17		55	56,917
7.25%, 6/01/18		871	940,477
Noble Energy, Inc. 5.625%, 5/01/21		445	463,567
Regency Energy Partners LP/Regency Energy Finance Corp. 5.75%, 9/01/20		1,000	1,085,738

			3,295,267

Services – 0.1%
eBay, Inc. 3.80%, 3/09/22		192	205,320

Technology – 1.3%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 3.48%, 6/01/19(a)		448	460,755
4.42%, 6/15/21(a)		448	468,214
Lam Research Corp. 3.45%, 6/15/23		900	920,579
Micron Technology, Inc. 7.50%, 9/15/23(a)		192	213,262
Seagate HDD Cayman 4.75%, 1/01/25		79	74,655
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		517	535,563
Total System Services, Inc. 3.75%, 6/01/23		333	341,717
3.80%, 4/01/21		309	327,898
Western Digital Corp. 7.375%, 4/01/23(a)		716	787,600

			4,130,243

			21,540,211

Financial Institutions – 6.1%
Banking – 2.7%
BBVA Bancomer SA/Texas 6.50%, 3/10/21(a)		520	567,450
Cooperatieve Rabobank UA 6.875%, 3/19/20(a)	EUR	500	662,714
Credit Suisse Group Funding Guernsey Ltd. 3.45%, 4/16/21(a)	U.S.$	700	714,249
3.80%, 9/15/22		762	778,446
Danske Bank A/S 5.684%, 2/15/17(g)	GBP	500	655,787

26	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Deutsche Bank AG Series G 3.375%, 5/12/21	U.S.$	598	$584,964
JPMorgan Chase & Co. 2.295%, 8/15/21		601	602,307
Lloyds Banking Group PLC 3.10%, 7/06/21		200	204,340
4.50%, 11/04/24		900	931,826
Mitsubishi UFJ Financial Group, Inc. 2.95%, 3/01/21		600	617,776
Mizuho Financial Group, Inc. 1.992% (LIBOR 3 Month + 1.14%), 9/13/21(b)		769	769,930
Santander Bank NA 8.75%, 5/30/18		250	274,033
Santander UK Group Holdings PLC 2.875%, 8/05/21		600	600,906
UBS AG/Jersey 7.25%, 2/22/22(a)		975	990,414

			8,955,142

Brokerage – 0.5%
E*TRADE Financial Corp. 5.375%, 11/15/22		900	959,361
GFI Group, Inc. 8.375%, 7/19/18		467	504,360

			1,463,721

Finance – 1.1%
AerCap Aviation Solutions BV 6.375%, 5/30/17		730	749,695
Aviation Capital Group Corp. 4.625%, 1/31/18(a)		126	130,568
7.125%, 10/15/20(a)		713	840,258
HSBC Finance Corp. 6.676%, 1/15/21		783	900,653
International Lease Finance Corp. 8.25%, 12/15/20		400	475,000
8.875%, 9/01/17		613	649,780

			3,745,954

Insurance – 1.1%
Allstate Corp. (The) 6.125%, 5/15/37		605	583,825
Cloverie PLC for Zurich Insurance Co., Ltd. 8.25%, 1/18/18(a)(g)		500	536,000
Progressive Corp. (The) 6.70%, 6/15/37		725	697,812
Prudential Financial, Inc. 8.875%, 6/15/38		820	910,200

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ZFS Finance USA Trust V 6.50%, 5/09/37(a)	U.S.$	900	$908,505

			3,636,342

REITS – 0.7%
EPR Properties 5.75%, 8/15/22		690	765,426
HCP, Inc. 4.25%, 11/15/23		737	773,826
Welltower, Inc. 4.95%, 1/15/21		655	725,413

			2,264,665

			20,065,824

Utility – 0.4%
Electric – 0.4%
EDP Finance BV 6.00%, 2/02/18(a)		526	549,859
PSEG Power LLC 3.00%, 6/15/21		743	764,499

			1,314,358

Total Corporates – Investment Grade (cost $42,438,702)			42,920,393

BANK LOANS – 6.7%
Industrial – 6.6%
Basic – 0.2%
FMG Resources (August 2006) Pty LTD (FMG America Finance, Inc.) 3.75% (LIBOR 3 Month + 2.75%), 6/30/19+		60	59,443
Ineos US Finance LLC 4.25% (LIBOR 3 Month + 3.25%), 3/31/22+		610	612,588

			672,031

Capital Goods – 0.2%
Berry Plastics Corporation 3.50% (LIBOR 3 Month + 2.50%), 1/06/21+		288	288,072
GFL Environmental, Inc. 9/27/23(h)		254	252,994
Serta Simmons Holdings, LLC 4.25% (LIBOR 3 Month + 3.25%), 10/01/19+		133	133,176

			674,242

Communications - Media – 0.3%
Checkout Holding Corp. (fka Catalina Marketing) 4.50% (LIBOR 3 Month + 3.50%), 4/09/21+		244	221,770

28	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Time, Inc. 4.25% (LIBOR 3 Month + 3.25%), 4/26/21+	U.S.$	510	$509,697
TownSquare Media, Inc. 4.25% (LIBOR 3 Month + 3.25%), 4/01/22+		420	420,159

			1,151,626

Consumer Cyclical - Automotive – 0.3%
American Tire Distributors, Inc. 5.25% (LIBOR 3 Month + 4.25%), 9/01/21+		580	572,131
CS Intermediate Holdco 2 LLC 4.00% (LIBOR 3 Month + 3.00%), 4/04/21+		279	279,632
Navistar, Inc. 6.50% (LIBOR 3 Month + 5.50%), 8/07/20+		69	69,606

			921,369

Consumer Cyclical - Entertainment – 0.3%
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 3.088% (LIBOR 3 Month + 2.25%), 5/14/20+		779	761,989
4.088% (LIBOR 3 Month + 3.25%), 5/14/20+		273	272,843

			1,034,832

Consumer Cyclical - Other – 0.4%
Beazer Homes USA, Inc. 6.75% (LIBOR 6 Month + 5.50%), 3/11/18(i)+		118	116,678
La Quinta Intermediate Holdings L.L.C. 3.75% (LIBOR 3 Month + 2.75%), 4/14/21+		418	417,117
Seminole Hard Rock Entertainment, Inc. (Seminole Hard Rock International, LLC) 3.588% (LIBOR 3 Month + 2.75%), 5/14/20+		484	484,355
Station Casinos LLC 3.75% (LIBOR 3 Month + 3.00%), 6/08/23+		477	480,359

			1,498,509

Consumer Cyclical - Retailers – 0.9%
Dollar Tree, Inc. 3.06% (LIBOR 1 Month + 2.50%), 7/06/22+		7	6,724
J.C. Penney Corporation, Inc. 5.25% (LIBOR 3 Month + 4.25%), 6/23/23+		413	414,727

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Michaels Stores, Inc. 3.75% (LIBOR 3 Month + 2.75%), 1/28/20+	U.S.$	145	$144,816
NBTY, Inc. 5.00% (LIBOR 3 Month + 4.00%), 5/05/23+		665	667,580
Petco Animal Supplies, Inc. 5.00% (LIBOR 3 Month + 4.00%), 1/26/23+		975	984,715
Petsmart, Inc. 4.25% (LIBOR 3 Month + 3.25%), 3/11/22+		721	722,177

			2,940,739

Consumer Non-Cyclical – 2.4%
1011778 B.C. Unlimited Liability Company (New Red Finance, Inc.) (fka Burger King/Tim Hortons) 3.75% (LIBOR 3 Month + 2.75%), 12/10/21+		1,853	1,865,561
Acadia Healthcare Company, Inc. 3.75% (LIBOR 3 Month + 3.00%), 2/11/22-2/16/23+		404	406,538
Air Medical Group Holdings, Inc. 4.25% (LIBOR 3 Month + 3.25%), 4/28/22+		497	491,917
5.00% (LIBOR 3 Month + 4.00%), 4/28/22+		244	245,609
Alere, Inc. (fka IM US Holdings, LLC) 4.25% (LIBOR 3 Month + 3.25%), 6/20/22+		690	684,361
Arbor Pharmaceuticals, LLC 6.00% (LIBOR 3 Month + 5.00%), 7/05/23+		441	441,000
DJO Finance LLC 4.25% (LIBOR 3 Month + 3.25%), 6/08/20+		274	268,488
Envision Healthcare Corporation (fka Emergency Medical Services Corporation) 4.25% (LIBOR 3 Month + 3.25%), 5/25/18+		137	137,445
Grifols Worldwide Operations Limited 3.45% (LIBOR 1 Week + 3.00%), 2/27/21+		156	157,326
Horizon Pharma, Inc. 4.50% (LIBOR 3 Month + 3.50%), 5/07/21+		898	889,080
Kinetic Concepts, Inc. 5.00% (LIBOR 3 Month + 4.00%), 11/04/20+		316	317,891
Landry’s Inc. (fka Landry’s Restaurants, Inc.) 9/21/23(h)		433	435,318

30	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MPH Acquisition Holdings LLC 5.00% (LIBOR 3 Month + 4.00%), 6/07/23+	U.S.$	652	$660,192
Ortho-Clinical Diagnostics Holdings Luxembourg S.Ã€ R.L. 4.75% (LIBOR 3 Month + 3.75%), 6/30/21+		481	470,151
Vizient, Inc. 6.25% (LIBOR 3 Month + 5.25%), 2/13/23+		246	248,978

			7,719,855

Energy – 0.2%
California Resources Corporation 11.38% (LIBOR 3 Month + 10.38%), 12/31/21+		545	571,537

Other Industrial – 0.6%
Gardner Denver, Inc. 4.25% (LIBOR 3 Month + 3.25%), 7/30/20+		146	140,771
Gates Global LLC 4.25% (LIBOR 3 Month + 3.25%), 7/06/21+		504	496,425
Manitowoc Foodservice, Inc. 5.75% (LIBOR 3 Month + 4.75%), 3/03/23+		68	68,469
Sedgwick Claims Management Services, Inc. 3.75% (LIBOR 3 Month + 2.75%), 3/01/21+		367	364,040
Travelport Finance (Luxembourg) S.Ã r.l. 5.00% (LIBOR 3 Month + 4.00%), 9/02/21+		729	731,562
Unifrax Holding Co. 4.50% (EURIBOR 3 Month + 3.50%), 11/28/18+	EUR	71	79,426

			1,880,693

Technology – 0.8%
Avago Technologies Cayman Holdings Ltd. 3.52% (LIBOR 1 Month + 3.00%), 2/01/23+	U.S.$	182	184,249
BMC Software Finance, Inc. 5.00% (LIBOR 3 Month + 4.00%), 9/10/20+		653	628,644
Camelot Finance LP (Camelot Cayman LP) (fka Thomson Reuters Intellectual Property & Science) 9/15/23(h)		203	202,969
MTS Systems Corporation 5.00% (LIBOR 3 Month + 4.25%), 7/05/23+		429	431,520

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Solera, LLC (Solera Finance, Inc.) 5.75% (LIBOR 3 Month + 4.75%), 3/03/23+	U.S.$	697	$703,319
Veritas US, Inc. 6.63% (LIBOR 3 Month + 5.63%), 1/27/23+		494	459,937

			2,610,638

			21,676,071

Utility – 0.1%
Electric – 0.1%
Energy Future Intermediate Holding Company LLC (EFIH Finance, Inc.) 4.25% (LIBOR 3 Month + 3.25%), 12/19/16+		330	332,310

Total Bank Loans (cost $21,817,555)			22,008,381

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.4%
Risk Share Floating Rate – 2.4%
Bellemeade Re Ltd. Series 2015-1A, Class M1 3.025% (LIBOR 1 Month + 2.50%), 7/25/25(b)(c)		123	122,935
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN1, Class M2 2.725% (LIBOR 1 Month + 2.20%), 2/25/24(b)		485	499,151
Series 2014-DN3, Class M2 2.925% (LIBOR 1 Month + 2.40%), 8/25/24(b)		326	328,196
Series 2014-HQ1, Class M2 3.025% (LIBOR 1 Month + 2.50%), 8/25/24(b)		1,420	1,442,633
Series 2014-HQ2, Class M2 2.725% (LIBOR 1 Month + 2.20%), 9/25/24(b)		1,200	1,237,215
Series 2014-HQ3, Class M2 3.175% (LIBOR 1 Month + 2.65%), 10/25/24(b)		378	381,523
Series 2015-HQ1, Class M2 2.725% (LIBOR 1 Month + 2.20%), 3/25/25(b)		901	911,996

32	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2015-HQA2, Class M2 3.325% (LIBOR 1 Month + 2.80%), 5/25/28(b)	U.S.$	366	$377,488
Series 2016-HQA2, Class M2 2.775% (LIBOR 1 Month + 2.25%), 11/25/28(b)		389	397,186
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M1 2.525% (LIBOR 1 Month + 2.00%), 10/25/23(b)		53	53,642
Series 2014-C01, Class M1 2.125% (LIBOR 1 Month + 1.60%), 1/25/24(b)		242	244,084
Series 2014-C02, Class 2M1 1.475% (LIBOR 1 Month + 0.95%), 5/25/24(b)		43	43,485
Series 2015-C02, Class 2M1 1.725% (LIBOR 1 Month + 1.20%), 5/25/25(b)		216	216,366
Series 2015-C04, Class 1M2 6.225% (LIBOR 1 Month + 5.70%), 4/25/28(b)		168	182,975
Series 2015-C04, Class 2M2 6.075% (LIBOR 1 Month + 5.55%), 4/25/28(b)		260	279,972
Series 2016-C01, Class 1M2 7.275% (LIBOR 1 Month + 6.75%), 8/25/28(b)		460	521,850
Series 2016-C01, Class 2M2 7.475% (LIBOR 1 Month + 6.95%), 8/25/28(b)		203	230,765
Series 2016-C04, Class 1M2 4.775% (LIBOR 1 Month + 4.25%), 1/25/29(b)		145	148,401
Series 2016-C05, Class 2M2 4.975% (LIBOR 1 Month + 4.45%), 1/25/29(b)		197	203,773

Total Collateralized Mortgage Obligations (cost $7,608,698)			7,823,636

EMERGING MARKETS – SOVEREIGNS – 0.4%
Argentina – 0.3%
Argentine Republic Government International Bond 6.875%, 4/22/21(a)		453	493,090

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 1 8.75%, 6/02/17	U.S.$	572	$595,452

			1,088,542

Kenya – 0.1%
Kenya Government International Bond 5.875%, 6/24/19(a)		240	247,848

Total Emerging Markets – Sovereigns (cost $1,282,591)			1,336,390

GOVERNMENTS – TREASURIES – 0.4%
United States – 0.4%
U.S. Treasury Notes 3.75%, 11/15/18(j) (cost $1,239,576)		1,182	1,255,136

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.4%
Non-Agency Fixed Rate CMBS – 0.4%
Commercial Mortgage Trust Series 2007-GG9, Class AM 5.475%, 3/10/39		158	158,842
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.881%, 6/15/39		150	150,459
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP8, Class AJ 5.48%, 5/15/45		63	63,608
Series 2012-CBX, Class E 5.39%, 6/15/45(a)		100	101,739
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class AJ 5.276%, 2/15/41		158	158,403
ML-CFC Commercial Mortgage Trust Series 2006-4, Class AJ 5.239%, 12/12/49		483	483,146
Series 2006-4, Class AJFX 5.147%, 12/12/49(a)		30	29,991

Total Commercial Mortgage-Backed Securities (cost $1,115,707)			1,146,188

ASSET-BACKED SECURITIES – 0.3%
Other ABS - Fixed Rate – 0.3%
Taco Bell Funding LLC Series 2016-1A, Class A2I 3.832%, 5/25/46(a) (cost $1,050,000)		1,050	1,066,992

34	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN AGENCIES – 0.2%
Brazil – 0.2%
Petrobras Global Finance BV 8.375%, 5/23/21 (cost $564,644)	U.S.$	570	$622,725

		Shares
PREFERRED STOCKS – 0.2%
Financial Institutions – 0.2%
Banking – 0.2%
Citigroup Capital XIII 7.122%(e)		18,500	487,290
US Bancorp Series F 6.50%		1,900	57,228

Total Preferred Stocks (cost $554,400)			544,518

		Principal Amount (000)
EMERGING MARKETS – CORPORATE BONDS – 0.2%
Industrial – 0.2%
Consumer Non-Cyclical – 0.1%
Tonon Luxembourg SA 7.25%, 1/24/20(a)(d)(i)(k)(l)	U.S.$	275	52,175
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(c)(k)(l)		425	27,625

			79,800

Transportation - Airlines – 0.1%
Guanay Finance Ltd. 6.00%, 12/15/20(a)		383	390,693

Total Emerging Markets – Corporate Bonds (cost $1,088,176)			470,493

		Contracts
OPTIONS PURCHASED – PUTS – 0.0%
Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Oct 2016, Exercise Price: $ 205.00(l)(m)		577	23,657

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	35

Portfolio of Investments

Company		Contracts	U.S. $ Value

SPDR S&P 500 ETF Trust Expiration: Oct 2016, Exercise Price: $ 210.00(l)(m)		443	$39,870

			63,527

Options on Equities – 0.0%
S&P 500 Index Expiration: Nov 2016, Exercise Price: $ 0.97(l)(n)		2,240,000	11,240

			74,767

		Notional Amount (000)
Swaptions – 0.0%
CDX-NAHY Series 26, 5 Year Index RTP, Goldman Sachs International (Buy Protection) Expiration: Oct 2016, Exercise Rate: 103.00%(l)	U.S.$	13,590	11,403
IRS RTP Swaption, JPMorgan Chase Bank, NA Expiration: Oct 2016, Exercise Rate: 1.955%(l)		13,030	349

			11,752

Total Options Purchased – Puts (premiums paid $244,283)			86,519

		Shares
SHORT-TERM INVESTMENTS – 26.3%
Investment Companies – 20.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.28%(o)(p) (cost $65,829,846)		65,829,846	65,829,846

		Principal Amount (000)
U.S. Treasury Bills – 6.1%
U.S. Treasury Bill Zero Coupon, 12/22/16(j)	U.S.$	13,000	12,991,383
Zero Coupon, 12/29/16		7,000	6,995,890

Total U.S. Treasury Bills (cost $19,987,273)			19,987,273

Total Short-Term Investments (cost $85,817,119)			85,817,119

36	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

U.S. $ Value

Total Investments – 99.7% (cost $323,839,257)	$325,538,102
Other assets less liabilities – 0.3%	1,046,670

Net Assets – 100.0%	$326,584,772

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 10 Yr (CBT) Futures	19	December 2016	$2,478,039	$2,491,375	$13,336

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	EUR	7,237	USD	8,034	10/06/16	$(96,471)
Citibank, NA	GBP	4,843	USD	6,286	11/16/16	2,659
Citibank, NA	KRW	1,688,105	USD	1,516	12/15/16	(15,226)
Deutsche Bank AG	CNY	9,024	USD	1,340	12/15/16	(6,447)
Goldman Sachs Bank USA	USD	1,252	MXN	24,694	11/22/16	14,787
Goldman Sachs Bank USA	USD	692	SEK	5,808	12/07/16	(12,431)
HSBC Bank USA	TWD	45,750	USD	1,444	10/06/16	(16,451)
JPMorgan Chase Bank, NA	USD	1,457	TWD	45,750	10/06/16	3,345
JPMorgan Chase Bank, NA	TWD	45,750	USD	1,462	12/08/16	(6,847)
State Street Bank & Trust Co.	EUR	433	USD	484	10/06/16	(2,805)
State Street Bank & Trust Co.	JPY	156,592	USD	1,550	10/21/16	4,635
State Street Bank & Trust Co.	SGD	1,931	USD	1,418	12/14/16	1,202
UBS AG	CAD	1,904	USD	1,483	11/10/16	31,288

						$(98,762)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
SPDR S&P 500 ETF Trust(m)	443	$199.00	October 2016	$9,285	$(7,753)
SPDR S&P 500 ETF Trust(m)	577	200.00	October 2016	42,674	(11,540)

				$51,959	$(19,293)

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	37

Portfolio of Investments

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counterparty	Buy/Sell Protection	Strike Rate	Expiration Month	Notional Amount (000)	Premiums Received	Market Value
Put – CDX-NAHY Series 26, 5 Year Index RTP	Goldman Sachs International	Sell	99.00%	October 2016	$13,590	$19,026	$(4,559)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2016	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co. LLC/(INTRCONX)
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	(5.00)%	1.96%		$480	$(32,116)	$(17,932)
CDX-NAHY Series 25, 5 Year Index, 12/20/20*	(5.00)	3.49		5	(290)	(294)
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	(1.00)	0.59		370	(4,939)	(959)
Sale Contracts
Morgan Stanley & Co. LLC/(INTRCONX)
CDX-NAHY Series 24, 5 Year Index, 6/20/20*	5.00	2.87		2,429	181,272	66,412
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	3.77		12,279	642,556	74,596
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	5.00	4.01		1,383	62,759	9,297
CDX-NAIG Series 20, 5 Year Index, 6/20/18*	1.00	0.25		1,540	20,203	15,002
iTraxx Europe Crossover Series 21, 5 Year Index, 6/20/19*	5.00	1.21	EUR	3	348	(105)
iTraxx Europe Crossover Series 25, 5 Year Index, 6/20/21*	5.00	3.15		3	255	68
iTraxx Europe Crossover Series 26, 5 Year Index, 12/20/21*	5.00	3.30		4,940	440,565	40,970

					$1,310,613	$187,055

*	Termination date

38	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. LLC/(CME Group)	$4,200	5/03/26	1.771%	3 Month LIBOR	$(152,852)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Goldman Sachs International Teck Resources Ltd., 3.150%, 1/15/17, 6/20/18*	(1.00)%	0.80%	$3,700	$(6,510)	$51,440	$(57,950)

Sale Contracts
Barclays Bank PLC
M.D.C. Holdings, Inc., 5.625%, 2/01/20, 6/20/17*	1.00	0.18	180	1,127	(1,346)	2,473
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 5.625%, 5/01/24, 6/20/17*	5.00	0.11	90	3,352	—	3,352
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 5.625%, 5/01/24, 6/20/18*	5.00	0.23	18	1,459	—	1,459
MGM Resorts International, 7.625%, 1/15/17, 6/20/17*	5.00	0.25	90	3,256	—	3,256
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	0.51	18	1,358	—	1,358

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	39

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2016	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
UPC Holding B.V., 8.375%, 8/15/20, 9/20/19*	5.00%	1.53%	EUR	424	$48,701	$38,666	$10,035
UPC Holding B.V., 8.375%, 8/15/20, 9/20/19*	5.00	1.53		326	37,462	29,454	8,008
Virgin Media Finance PLC, 7.00%, 4/15/23, 6/20/17*	5.00	0.38		$200	7,032	832	6,200
Virgin Media Finance PLC, 7.00%, 4/15/23, 6/20/17*	5.00	0.38		140	4,922	288	4,634
Virgin Media Finance PLC, 4.875%, 2/15/22, 12/20/18*	5.00	1.15		230	19,793	6,541	13,252
Citibank, NA
EDP – Energias de Portugal, S.A., 5/21/18, 3/20/19*	5.00	1.05	EUR	630	69,605	67,343	2,262
ThyssenKrupp AG, 4.00%, 8/27/18, 3/20/19*	1.00	0.83		1,050	4,367	(53,670)	58,037
Unitymedia GmbH, 9.625%, 12/01/19, 3/20/19*	5.00	0.84		40	4,657	2,778	1,879
UPC Holding B.V., 8.375%, 8/15/20, 9/20/19*	5.00	1.53		670	76,972	64,402	12,570
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.00		$465	(81,452)	(60,693)	(20,759)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.00		1,479	(259,071)	(188,694)	(70,377)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.00		1,675	(293,404)	(203,049)	(90,355)

40	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 5.625%, 5/01/24, 6/20/18*	5.00%	0.23%	$9	$750	$—	$750
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	0.51	9	698	—	698
Deutsche Bank AG
Sprint Communications, Inc., 6.00%, 12/01/16, 9/20/18*	5.00	2.71	510	20,590	11,904	8,686
United States Steel Corp., 6.650%, 6/01/37, 3/20/19*	5.00	3.78	295	6,539	5,864	675
Goldman Sachs International
CCO Holdings, LLC, 7.250%, 10/30/17, 3/20/19*	5.00	0.59	300	32,528	15,282	17,246
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.00	836	(146,439)	(113,421)	(33,018)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.00	837	(146,614)	(110,591)	(36,023)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.00	986	(172,714)	(130,045)	(42,669)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.00	1,026	(179,769)	(129,095)	(50,674)
Teck Resources Ltd., 3.150%, 1/15/17, 6/20/20*	1.00	2.33	2,950	(150,334)	(224,015)	73,681

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	41

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2016	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Wendel, 3.750%, 1/21/21, 3/20/19*	5.00%	0.42%	EUR	1,050	$136,076	$111,821	$24,255
JPMorgan Chase Bank, NA
M.D.C. Holdings, Inc., 5.625%, 2/01/20, 12/20/16*	5.00	0.18		$150	1,871	408	1,463
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 5.625%, 5/01/24, 6/20/18*	5.00	0.23		225	18,754	—	18,754
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	0.51		225	17,458	—	17,458
Unitymedia GmbH, 9.625%, 12/01/19, 9/20/18*	5.00	0.63	EUR	190	18,615	8,702	9,913

					$(898,365)	$(798,894)	$(99,471)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
iBoxx $ Liquid High Yield Index	6,380,000	LIBOR	$6,380	12/20/16	$50,732
iBoxx $ Liquid High Yield Index	699,000	LIBOR	699	12/20/16	11,658
iBoxx $ Liquid High Yield Index	700,000	LIBOR	700	12/20/16	9,146
Citibank, NA
iBoxx $ Liquid High Yield Index	8,090,000	LIBOR	8,090	12/20/16	47,375
iBoxx $ Liquid High Yield Index	1,748,000	LIBOR	1,748	12/20/16	29,152
iBoxx $ Liquid High Yield Index	1,107,000	LIBOR	1,107	12/20/16	17,317
iBoxx $ Liquid High Yield Index	642,000	LIBOR	642	12/20/16	10,043
Goldman Sachs International
iBoxx $ Liquid High Yield Index	1,748,000	LIBOR	1,748	12/20/16	30,964
iBoxx $ Liquid High Yield Index	1,749,000	LIBOR	1,749	12/20/16	21,955
iBoxx $ Liquid High Yield Index	1,749,000	LIBOR	1,749	12/20/16	14,798

42	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA
iBoxx $ Liquid High Yield Index	1,748,000	LIBOR	$1,748	12/20/16	$32,780
iBoxx $ Liquid High Yield Index	1,748,000	LIBOR	1,748	12/20/16	24,639
iBoxx $ Liquid High Yield Index	874,000	LIBOR	874	12/20/16	14,576
iBoxx $ Liquid High Yield Index	875,000	LIBOR	875	12/20/16	12,785
iBoxx $ Liquid High Yield Index	875,000	LIBOR	875	12/20/16	11,163
iBoxx $ Liquid High Yield Index	519,000	LIBOR	519	12/20/16	7,583
Morgan Stanley Capital Services LLC
iBoxx $ Liquid High Yield Index	875,000	LIBOR	875	12/20/16	12,244

					$358,910

+	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at September 30, 2016.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the aggregate market value of these securities amounted to $97,458,481 or 29.8% of net assets.

(b)	Floating Rate Security. Stated interest/floor rate was in effect at September 30, 2016.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.31% of net assets as of September 30, 2016, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re Ltd. Series 2015-1A, Class M1 3.025%, 7/25/25	7/27/15	$122,629	$122,935	0.04%
Sprint Communications, Inc. 9.00%, 11/15/18	6/13/12-3/10/16	807,118	850,991	0.26%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	2/13/13-3/15/13	432,927	27,625	0.01%

(d)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2016.

(e)	Variable rate coupon, rate shown as of September 30, 2016.

(f)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2016.

(g)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(h)	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(i)	Illiquid security.

(j)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(k)	Defaulted.

(l)	Non-income producing security.

(m)	One contract relates to 100 shares.

(n)	One contract relates to 1 share.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	43

Portfolio of Investments

(o)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(p)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD – Canadian Dollar

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

SEK – Swedish Krona

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

INTRCONX – Inter-Continental Exchange

IRS – Interest Rate Swap

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

RTP – Right to Pay

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

44	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $258,009,411)	$259,708,256
Affiliated issuers (cost $65,829,846)	65,829,846
Cash	660,927
Cash collateral due from broker	1,283,302
Foreign currencies, at value (cost $782,761)	785,908
Unaffiliated interest and dividends receivable	3,256,920
Receivable for capital stock sold	771,678
Upfront premium paid on credit default swaps	415,725
Unrealized appreciation on total return swaps	358,910
Unrealized appreciation on credit default swaps	302,354
Receivable for investment securities sold	161,063
Receivable for variation margin on exchange-traded derivatives	114,652
Unrealized appreciation on forward currency exchange contracts	57,916
Affiliated dividends receivable	13,008

Total assets	333,720,465

Liabilities
Options written, at value (premiums received $51,959)	19,293
Swaptions written, at value (premiums received $19,026)	4,559
Payable for investment securities purchased	4,161,588
Upfront premium received on credit default swaps	1,214,619
Payable for capital stock redeemed	425,937
Unrealized depreciation on credit default swaps	401,825
Cash collateral due to broker	220,000
Unrealized depreciation on forward currency exchange contracts	156,678
Advisory fee payable	145,647
Dividends payable	127,307
Distribution fee payable	31,052
Administrative fee payable	12,110
Transfer Agent fee payable	3,842
Accrued expenses	211,236

Total liabilities	7,135,693

Net Assets	$326,584,772

Composition of Net Assets
Capital stock, at par	$31,716
Additional paid-in capital	334,714,920
Distributions in excess of net investment income	(166,709)
Accumulated net realized loss on investment and foreign currency transactions	(9,943,014)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	1,947,859

$326,584,772

See notes to financial statements.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	45

Statement of Assets & Liabilities

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$27,655,989	2,682,679	$10.31	*

C	$30,478,076	2,957,973	$10.30

Advisor	$268,420,300	26,071,904	$10.30

R	$10,343	1,003.49	$10.31

K	$10,345	1,003.63	$10.31

I	$9,719	942.71	$10.31

*	The maximum offering price per share for Class A shares was $10.77 which reflects a sales charge of 4.25%.

See notes to financial statements.

46	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended September 30, 2016

Investment Income
Interest	$12,711,555
Dividends
Affiliated issuers	113,052
Unaffiliated issuers	37,639
Other income	27,465	$12,889,711

Expenses
Advisory fee (see Note B)	1,741,495
Distribution fee—Class A	82,023
Distribution fee—Class C	310,619
Distribution fee—Class R	50
Distribution fee—Class K	25
Transfer agency—Class A	16,000
Transfer agency—Class C	16,397
Transfer agency—Advisor Class	117,906
Transfer agency—Class R	6
Transfer agency—Class K	5
Transfer agency—Class I	2
Custodian	204,840
Audit and tax	137,634
Registration fees	55,649
Administrative	50,365
Legal	43,992
Printing	32,056
Directors’ fees	23,275
Miscellaneous	12,110

Total expenses	2,844,449
Less: expenses waived and reimbursed by the Adviser (see Note B)	(207,522)

Net expenses		2,636,927

Net investment income		10,252,784

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(6,061,496)
Futures		(67,444)
Options written		161,929
Swaptions written		196,720
Swaps		2,415,071
Foreign currency transactions		(330,624)
Net change in unrealized appreciation/depreciation of:
Investments		13,897,749
Futures		13,336
Options written		34,594
Swaptions written		19,518
Swaps		1,041,756
Foreign currency denominated assets and liabilities		(400,550)

Net gain on investment and foreign currency transactions		10,920,559

Net Increase in Net Assets from Operations		$21,173,343

See notes to financial statements.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	47

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2016		Year Ended September 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$10,252,784		$12,263,400
Net realized loss on investment and foreign currency transactions	(3,685,844)		(2,471,270)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	14,606,403		(8,880,661)

Net increase in net assets from operations	21,173,343		911,469
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,138,958)		(1,908,616)
Class C	(920,965)		(1,224,048)
Advisor Class	(9,011,187)		(11,930,202)
Class R	(346)		(454)
Class K	(372)		(478)
Class I	(376)		(477)
Tax return of capital
Class A	– 0	–	(170,439)
Class C	– 0	–	(109,307)
Advisor Class	– 0	–	(1,065,365)
Class R	– 0	–	(41)
Class K	– 0	–	(43)
Class I	– 0	–	(43)
Capital Stock Transactions
Net increase (decrease)	37,174,676		(90,561,565)

Total increase (decrease)	47,275,815		(106,059,609)
Net Assets
Beginning of period	279,308,957		385,368,566

End of period (including distributions in excess of net investment income of ($166,709) and ($30,328), respectively)	$326,584,772		$279,308,957

See notes to financial statements.

48	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2016

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Limited Duration High Income Portfolio (the “Portfolio”), a diversified portfolio. The Portfolio has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class 1 and Class 2 shares are not currently publicly offered. As of September 30, 2016, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R, Class K and Class I shares, while no Class B, Class 1 or Class 2 shares were outstanding. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class, Class R, Class K, Class I, Class 1, Class 2 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class 2 shares are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	49

Notes to Financial Statements

Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use

50	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	51

Notes to Financial Statements

are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable

52	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of September 30, 2016:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$160,439,612		$	– 0	–	$160,439,612
Corporates – Investment Grade		– 0	–	42,920,393			– 0	–	42,920,393
Bank Loans		– 0	–	17,406,021			4,602,360		22,008,381
Collateralized Mortgage Obligations		– 0	–	7,700,701			122,935		7,823,636
Emerging Markets – Sovereigns		– 0	–	1,336,390			– 0	–	1,336,390
Governments – Treasuries		– 0	–	1,255,136			– 0	–	1,255,136
Commercial Mortgage-Backed Securities		– 0	–	– 0	–		1,146,188		1,146,188
Asset-Backed Securities		– 0	–	– 0	–		1,066,992		1,066,992
Governments – Sovereign Agencies		– 0	–	622,725			– 0	–	622,725
Preferred Stocks		544,518		– 0	–		– 0	–	544,518
Emerging Markets – Corporate Bonds		– 0	–	418,318			52,175		470,493
Options Purchased – Puts		– 0	–	86,519			– 0	–	86,519
Short-Term Investments:
Investment Companies		65,829,846		– 0	–		– 0	–	65,829,846
U.S. Treasury Bills		– 0	–	19,987,273			– 0	–	19,987,273

Total Investments in Securities		66,374,364		252,173,088			6,990,650		325,538,102

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	53

Notes to Financial Statements

Investments in Securities:	Level 1	Level 2	Level 3	Total
Other Financial Instruments(a):
Assets:
Futures	$13,336	$	– 0	–	$	– 0	–	$13,336	(b)
Forward Currency Exchange Contracts	– 0	–	57,916	– 0	–	57,916
Centrally Cleared Credit Default Swaps	– 0	–	206,345	– 0	–	206,345	(b)
Credit Default Swaps	– 0	–	302,354	– 0	–	302,354
Total Return Swaps	– 0	–	358,910	– 0	–	358,910
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(156,678)	– 0	–	(156,678)
Put Options Written	– 0	–	(19,293)	– 0	–	(19,293)
Credit Default Swaptions Written	– 0	–	(4,559)	– 0	–	(4,559)
Centrally Cleared Credit Default Swaps	– 0	–	(19,290)	– 0	–	(19,290	)(b)
Centrally Cleared Interest Rate Swaps	– 0	–	(152,852)	– 0	–	(152,852	)(b)
Credit Default Swaps	– 0	–	(401,825)	– 0	–	(401,825)

Total(c)	$66,387,700	$252,344,116	$6,990,650	$325,722,466

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates Non-Investment Grade			Bank Loans		Collateralized Mortgage Obligation
Balance as of 9/30/15		$2,792,875		$13,623,831		$7,011,920
Accrued discounts/(premiums)		(37,196)		11,737		– 0	–
Realized gain (loss)		18,304		(278,263)		7,028
Change in unrealized appreciation/depreciation		127,474		235,829		(7,163)
Purchases/Payups		– 0	–	4,326,870		– 0	–
Sales/Paydowns		(2,901,457)		(5,388,864)		(674,465)
Transfers in to Level 3		– 0	–	– 0	–	– 0	–
Transfers out of Level 3		– 0	–	(7,928,780)		(6,214,385)

Balance as of 9/30/16	$	– 0	–	$4,602,360		$122,935

Net change in unrealized appreciation/depreciation from investments held as of 9/30/16(a)	$	– 0	–	$100,323		$600

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Notes to Financial Statements

	Commercial Mortgage- Backed Securities		Asset- Backed Securities			Emerging Markets - Corporate Bonds
Balance as of 9/30/15	$2,963,129		$	– 0	–	$	– 0	–
Accrued discounts/(premiums)	(138)			– 0	–		(95)
Realized gain (loss)	(124,259)			– 0	–		– 0	–
Change in unrealized appreciation/depreciation	17,217			16,992			(40,272)
Purchases/Payups	– 0	–		1,050,000			– 0	–
Sales/Paydowns	(1,709,761)			– 0	–		– 0	–
Transfers in to Level 3	– 0	–		– 0	–		92,542
Transfers out of Level 3	– 0	–		– 0	–		– 0	–

Balance as of 9/30/16	$1,146,188			$1,066,992			$52,175

Net change in unrealized appreciation/depreciation from investments held as of 9/30/16(a)	$(1,470)			$16,992			$(40,272)

	Total
Balance as of 9/30/15	$26,391,755
Accrued discounts/(premiums)	(25,692)
Realized gain (loss)	(377,190)
Change in unrealized appreciation/depreciation	350,077
Purchases/Payups	5,376,870
Sales/Paydowns	(10,674,547)
Transfers in to Level 3	92,542	(b)
Transfers out of Level 3	(14,143,165	)(c)

Balance as of 9/30/16	$6,990,650

Net change in unrealized appreciation/depreciation from investments held as of 9/30/16(a)	$76,173

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	There were deminimis transfers from Level 2 to Level 3 during the reporting period.

(c)	An amount of $14,143,165 was transferred out of Level 3 into Level 2 as improved transparency of price inputs has increased the observability of such inputs during the reporting period.

As of September 30, 2016, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	55

Notes to Financial Statements

The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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Notes to Financial Statements

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	57

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.05%, 1.80%, .80%, 1.30%, 1.05% and .80% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Prior to January 29, 2016 the Expense Caps were 1.05%, 1.75%, .75%, 1.25%, 1.00% and .75% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Expense Caps may not be terminated before January 31, 2017. For the year ended September 30, 2016, such reimbursements/waivers amounted to $175,273.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended September 30, 2016, the reimbursement for such services amounted to $50,365.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $50,651 for the year ended September 30, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $3,232 from the sale of Class A shares and received $-0- and $964 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended September 30, 2016.

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered only as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has a contractual advisory fee rate of .20% and continues

58	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

to bear its own expenses. In connection with the investment by the Portfolio in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended September 30, 2016, such waiver amounted to $32,249. A summary of the Portfolio’s transactions in shares of the Government Money Market Portfolio for the year ended September 30, 2016 is as follows:

Market Value 9/30/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 9/30/16 (000)	Dividend Income (000)
$ 27,141	$203,844	$165,155	$65,830	$113

Brokerage commissions paid on investment transactions for the year ended September 30, 2016 amounted to $39,525, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares and .25% of the Portfolio’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. Effective January 29, 2016, payments under the Class A plan are limited to .25% of the Portfolio’s average daily net assets attributable to Class A shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $202,320, $-0- and $-0- for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	59

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2016 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$137,662,169	$150,621,110
U.S. government securities	2,188,151	291,707

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Cost	$323,842,664

Gross unrealized appreciation	$5,892,575
Gross unrealized depreciation	(4,197,137)

Net unrealized appreciation	$1,695,438

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of

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Notes to Financial Statements

cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2016, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended September 30, 2016, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	61

Notes to Financial Statements

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

At September 30, 2016, the maximum payments for written put options amounted to $20,355,700. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

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Notes to Financial Statements

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

At September 30, 2016, the maximum payments for written put swaptions amounted to $13,590,000, with net unrealized appreciation of $14,467, and a term of less than 5 years, as reflected in the portfolio of investments.

During the year ended September 30, 2016, the Portfolio held purchased options for hedging and non-hedging purposes.

During the year ended September 30, 2016, the Portfolio held written options for hedging and non-hedging purposes.

During the year ended September 30, 2016, the Portfolio held written swaptions for hedging and non-hedging purposes.

For the year ended September 30, 2016, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 9/30/15	518		$36,503
Options written	11,225		427,698
Options expired	(9,295)		(335,438)
Options bought back	(1,428)		(76,804)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 9/30/16	1,020		$51,959

	Notional Amount		Premiums Received
Swaptions written outstanding as of 9/30/15	$9,540,000		$15,584
Swaptions written	93,000,000		273,285
Swaptions expired	(41,720,000)		(49,001)
Swaptions bought back	(47,230,000)		(220,842)
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 9/30/16	$13,590,000		$19,026

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	63

Notes to Financial Statements

foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

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Notes to Financial Statements

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2016, the Portfolio held interest rate swaps for hedging purposes.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	65

Notes to Financial Statements

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of September 30, 2016, the Portfolio had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts which may partially offset the Maximum Payout Amount in the amount of $2,950,000.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the

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Notes to Financial Statements

current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2016, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended September 30, 2016, the Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	67

Notes to Financial Statements

standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreement’s counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the year ended September 30, 2016, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$13,336	*	Receivable/Payable for variation margin on exchange-traded derivatives	$152,852	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	206,345	*	Receivable/Payable for variation margin on exchange-traded derivatives	19,290	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	57,916		Unrealized depreciation on forward currency exchange contracts	156,678

Interest rate contracts	Investments in securities, at value	349

Credit contracts	Investments in securities, at value	11,403

Equity contracts	Investments in securities, at value	74,767

68	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts			Swaptions written, at value	$4,559

Equity contracts			Options written, at value	19,293

Credit contracts	Unrealized appreciation on credit default swaps	$302,354	Unrealized depreciation on credit default swaps	401,825

Equity contracts	Unrealized appreciation on total return swaps	358,910

Total		$1,025,380		$754,497

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$90,542	$13,336

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(157,986)	– 0	–

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(116,724)	(395,003)

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Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$	– 0	–	$(28,317)

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments		(160,582)		(96,852)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments		(465,178)		(106,439)

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written		196,720		19,518

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written		161,929		34,594

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		(235,784)		(152,852)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		1,084,881		611,836

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Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$1,565,974	$582,772

Total		$1,963,792	$482,593

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended September 30, 2016:

Futures:
Average original value of buy contracts	$2,525,945	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$3,910,823	(b)
Average principal amount of sale contracts	$26,595,848

Purchased Options:
Average monthly cost	$127,393

Centrally Cleared Interest Rate Swaps:
Average notional amount	$4,200,000	(c)

Credit Default Swaps:
Average notional amount of buy contracts	$3,910,231
Average notional amount of sale contracts	$14,348,944

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$9,566,847
Average notional amount of sale contracts	$21,516,807

Total Return Swaps:
Average notional amount	$15,872,923

(a)	Positions were open for ten months during the year.

(b)	Positions were open for eleven months during the year.

(c)	Positions were open for six months during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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Notes to Financial Statements

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of September 30, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co. LLC/Morgan Stanley & Co., Inc.**	$178,179	$(19,293)		$	– 0	–	$	– 0	–		$158,886

Total	$178,179	$(19,293)		$	– 0	–	$	– 0	–		$158,886

OTC Derivatives:
Bank of America, NA	$82,776	$ – 0	–	$	– 0	–	$	– 0	–		$82,776
Barclays Bank PLC	128,462	– 0	–		(128,462)			– 0	–		– 0	–
Citibank, NA	262,147	(111,697)			– 0	–		(150,450)			– 0	–
Credit Suisse International	1,448	(1,448)			– 0	–		– 0	–		– 0	–
Deutsche Bank AG	27,129	(6,447)			– 0	–		– 0	–		20,682
Goldman Sachs Bank USA/Goldman Sachs International	262,511	(262,511)			– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA	163,918	(6,847)			– 0	–		– 0	–		157,071
Morgan Stanley Capital Services LLC	12,244	– 0	–		– 0	–		– 0	–		12,244
State Street Bank & Trust Co.	5,837	(2,805)			– 0	–		– 0	–		3,032
UBS AG	31,288	– 0	–		– 0	–		– 0	–		31,288

Total	$977,760	$(391,755)			$(128,462)			$(150,450)			$307,093	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co. LLC/Morgan Stanley & Co., Inc.**	$19,293	$(19,293)		$	– 0	–	$	– 0	–	$	– 0	–

Total	$19,293	$(19,293)		$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
Citibank, NA	$111,697	$(111,697)		$	– 0	–	$	– 0	–	$	– 0	–
Credit Suisse International	633,927	(1,448)			– 0	–		(543,040)			89,439
Deutsche Bank AG	6,447	(6,447)			– 0	–		– 0	–		– 0	–

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Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged			Security Collateral Pledged*		Net Amount of Derivatives Liabilities
Goldman Sachs Bank USA/Goldman Sachs International	$819,370	$(262,511)		$	– 0	–	$(542,512)		$14,347
HSBC Bank USA	16,451	– 0	–		– 0	–	– 0	–	16,451
JPMorgan Chase Bank, NA	6,847	(6,847)			– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	2,805	(2,805)			– 0	–	– 0	–	– 0	–

Total	$1,597,544	$(391,755)		$	– 0	–	$(1,085,552)		$120,237	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at September 30, 2016.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Loan Participations and Assignments

The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	73

Notes to Financial Statements

holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender. When the Portfolio purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Portfolio may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Portfolio may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Portfolio may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of September 30, 2016, the Portfolio did not have bridge loan commitments outstanding.

During the year ended September 30, 2016, the Portfolio did not receive commitment fees or additional funding fees.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015

Class A
Shares sold	1,676,945	1,246,563	$16,709,343	$12,833,605

Shares issued in reinvestment of dividends and distributions	74,411	135,351	746,708	1,395,859

Shares redeemed	(2,331,330)	(3,518,331)	(23,375,896)	(36,348,044)

Net decrease	(579,974)	(2,136,417)	$(5,919,845)	$(22,118,580)

74	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

	Shares		Amount
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015

Class C
Shares sold	1,114,641	748,223	$11,102,910	$7,701,314

Shares issued in reinvestment of dividends and distributions	59,314	87,234	594,129	898,247

Shares redeemed	(1,160,746)	(974,009)	(11,618,682)	(10,046,049)

Net increase (decrease)	13,209	(138,552)	$78,357	$(1,446,488)

Advisor Class
Shares sold	13,095,532	8,426,112	$131,423,717	$86,633,237

Shares issued in reinvestment of dividends and distributions	687,676	919,795	6,892,213	9,466,914

Shares redeemed	(9,554,721)	(15,795,396)	(95,299,766)	(163,096,648)

Net increase (decrease)	4,228,487	(6,449,489)	$43,016,164	$(66,996,497)

There were no transactions in capital shares for Class R, Class K and Class I for the years ended September 30, 2016 and September 30, 2015.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	75

Notes to Financial Statements

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio’s invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints

76	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended September 30, 2016.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2016 and September 30, 2015 were as follows:

	2016		2015
Distributions paid from:
Ordinary income	$11,072,204		$15,064,275
Net long-term capital gains	– 0	–	– 0	–

Total taxable distributions	11,072,204		15,064,275
Tax return of capital	– 0	–	1,345,238

Total distributions paid	$11,072,204		$16,409,513

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	77

Notes to Financial Statements

As of September 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$57,734
Accumulated capital and other losses	(9,926,269	)(a)
Unrealized appreciation/(depreciation)	1,947,623	(b)

Total accumulated earnings/(deficit)	$(7,920,912	)(c)

(a)	As of September 30, 2016, the Portfolio had a net capital loss carryforward of $9,926,269.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2016, the Fund had a net short-term capital loss carryforward of $2,705,178 and a net long-term capital loss carryforward of $7,221,091 which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications, the tax treatment of swaps and swap clearing fees, a prior period adjustment, and paydown gain/loss reclassifications resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

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Notes to Financial Statements

NOTE J

Subsequent Events

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolio’s financial statements through this date.

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Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended September 30,	December 7, 2011(a) to September 30, 2012
2016	2015	2014	2013

Net asset value, beginning of period	$ 9.97	$ 10.49	$ 10.60	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.34	.39	.38	.43	.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.37	(.39)	(.06)	.17†	.59

Net increase in net asset value from operations	.71	– 0	–	.32	.60	.91

Less: Dividends and Distributions
Dividends from net investment income	(.37)	(.48)	(.41)	(.48)	(.41)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.02)	(.02)	– 0	–
Tax return of capital	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.37)	(.52)	(.43)	(.50)	(.41)

Net asset value, end of period	$ 10.31	$ 9.97	$ 10.49	$ 10.60	$ 10.50

Total Return
Total investment return based on net asset value(d)‡	7.29%	(.09)%	2.99%	5.76%	9.34%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,656	$32,515	$56,628	$44,288	$5,874
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.04	%(e)	1.05%	1.05%	1.05%	1.05	%^
Expenses, before waivers/reimbursements	1.11	%(e)	1.13%	1.13%	1.39%	1.88	%^
Net investment income(c)	3.42%	3.77%	3.57%	4.24%	4.38	%^
Portfolio turnover rate	57%	40%	40%	60%	44%

See footnote summary on page 86.

80	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended September 30,	December 7, 2011(a) to September 30 2012
2016	2015	2014	2013

Net asset value, beginning of period	$ 9.96	$ 10.48	$ 10.59	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.27	.32	.31	.38	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.37	(.40)	(.07)	.13†	.59

Net increase (decrease) in net asset value from operations	.64	(.08)	.24	.51	.85

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.40)	(.33)	(.40)	(.35)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.02)	(.02)	– 0	–
Tax return of capital	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.30)	(.44)	(.35)	(.42)	(.35)

Net asset value, end of period	$ 10.30	$ 9.96	$ 10.48	$ 10.59	$ 10.50

Total Return
Total investment return based on net asset value(d)‡	6.52%	(.79)%	2.27%	4.92%	8.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,478	$29,336	$32,323	$18,920	$3,927
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.77	%(e)	1.75%	1.75%	1.75%	1.75	%^
Expenses, before waivers/reimbursements	1.85	%(e)	1.84%	1.84%	2.10%	2.65	%^
Net investment income(c)	2.68%	3.07%	2.87%	3.57%	3.74	%^
Portfolio turnover rate	57%	40%	40%	60%	44%

See footnote summary on page 86.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	81

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended September 30,	December 7, 2011(a) to September 30 2012
2016	2015	2014	2013

Net asset value, beginning of period	$ 9.95	$ 10.48	$ 10.59	$ 10.49	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.37	.42	.41	.47	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.38	(.40)	(.06)	.16†	.57

Net increase in net asset value from operations	.75	.02	.35	.63	.93

Less: Dividends and Distributions
Dividends from net investment income	(.40)	(.50)	(.44)	(.51)	(.44)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.02)	(.02)	– 0	–
Tax return of capital	– 0	–	(.05)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.40)	(.55)	(.46)	(.53)	(.44)

Net asset value, end of period	$ 10.30	$ 9.95	$ 10.48	$ 10.59	$ 10.49

Total Return
Total investment return based on net asset value(d)‡	7.69%	.11%	3.30%	6.07%	9.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$268,421	$217,429	$296,386	$136,646	$26,055
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.77	%(e)	.75%	.75%	.75%	.75	%^
Expenses, before waivers/reimbursements	.84	%(e)	.84%	.84%	1.10%	1.93	%^
Net investment income(c)	3.66%	4.07%	3.86%	4.55%	4.62	%^
Portfolio turnover rate	57%	40%	40%	60%	44%

See footnote summary on page 86.

82	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended September 30,	December 7, 2011(a) to September 30 2012
2016	2015	2014	2013

Net asset value, beginning of period	$ 9.97	$ 10.49	$ 10.60	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.32	.37	.36	.44	.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.37	(.40)	(.07)	.13†	.58

Net increase (decrease) in net asset value from operations	.69	(.03)	.29	.57	.90

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.45)	(.38)	(.45)	(.40)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.02)	(.02)	– 0	–
Tax return of capital	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.35)	(.49)	(.40)	(.47)	(.40)

Net asset value, end of period	$ 10.31	$ 9.97	$ 10.49	$ 10.60	$ 10.50

Total Return
Total investment return based on net asset value(d)	7.03%	(.31)%	2.76%	5.54%	9.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10	$11	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.28	%(e)	1.25%	1.25%	1.25%	1.25	%^
Expenses, before waivers/reimbursements	1.35	%(e)	1.33%	1.34%	1.66%	2.66	%^
Net investment income(c)	3.17%	3.55%	3.38%	4.14%	3.80	%^
Portfolio turnover rate	57%	40%	40%	60%	44%

See footnote summary on page 86.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	83

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended September 30,	December 7, 2011(a) to September 30 2012
2016	2015	2014	2013

Net asset value, beginning of period	$ 9.96	$ 10.49	$ 10.60	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.34	.39	.39	.47	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.38	(.40)	(.07)	.13†	.58

Net increase (decrease) in net asset value from operations	.72	(.01)	.32	.60	.92

Less: Dividends and Distributions
Dividends from net investment income	(.37)	(.48)	(.41)	(.48)	(.42)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.02)	(.02)	– 0	–
Tax return of capital	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.37)	(.52)	(.43)	(.50)	(.42)

Net asset value, end of period	$ 10.31	$ 9.96	$ 10.49	$ 10.60	$ 10.50

Total Return
Total investment return based on net asset value(d)‡	7.40%	(.16)%	3.01%	5.80%	9.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10	$11	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.03	%(e)	1.00%	1.00%	1.00%	1.00	%^
Expenses, before waivers/reimbursements	1.08	%(e)	1.07%	1.08%	1.40%	2.40	%^
Net investment income(c)	3.41%	3.80%	3.63%	4.39%	4.05	%^
Portfolio turnover rate	57%	40%	40%	60%	44%

See footnote summary on page 86.

84	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended September 30,	December 7, 2011(a) to September 30 2012
2016	2015	2014	2013

Net asset value, beginning of period	$ 9.97	$ 10.49	$ 10.60	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.37	.42	.42	.52	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.37	(.39)	(.07)	.11†	.58

Net increase in net asset value from operations	.74	.03	.35	.63	.94

Less: Dividends and Distributions
Dividends from net investment income	(.40)	(.50)	(.44)	(.51)	(.44)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.02)	(.02)	– 0	–
Tax return of capital	– 0	–	(.05)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.40)	(.55)	(.46)	(.53)	(.44)

Net asset value, end of period	$ 10.31	$ 9.97	$ 10.49	$ 10.60	$ 10.50

Total Return
Total investment return based on net asset value(d)‡	7.60%	.26%	3.35%	6.09%	9.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$9	$10	$10	$26,301
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.78	%(e)	.75%	.75%	.75%	.75	%^
Expenses, before waivers/reimbursements	.84	%(e)	.84%	.84%	1.16%	2.16	%^
Net investment income(c)	3.70%	4.10%	3.95%	4.72%	4.31	%^
Portfolio turnover rate	57%	40%	40%	60%	44%

See footnote summary on page 86.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	85

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Expense ratios do not include expenses of the AB mutual funds in which the Portfolio invests. For the period shown below, the acquired fund fees of the AB mutual funds was as follows:

Year Ended September 30, 2016
.01%

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

‡	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

86	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Limited Duration High Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Limited Duration High Income Portfolio (the “Portfolio”), one of the portfolios constituting the AB Bond Fund, Inc., as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period December 7, 2011 (commencement of operations) to September 30, 2012. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Limited Duration High Income Portfolio of AB Bond Fund, Inc. at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period December 7, 2011 (commencement of operations) to September 30, 2012, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 28, 2016

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	87

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended September 30, 2016.

For the taxable period ended September 30, 2016, the Fund designates $36,046 as the maximum amount that may be considered qualified dividend income for individual shareholders.

For foreign shareholders, 62.10% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

88	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Gershon M. Distenfeld(2), Vice President Sherif M. Hamid(2), Vice President Ivan Rudolph-Shabinsky(2), Vice President	Ashish C. Shah(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and
Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by its Limited Duration High Income Investment Team.
Mr. Gershon M. Distenfeld, Mr. Sherif M. Hamid, Mr. Ashish C. Shah and Mr. Ivan Rudolph-Shabinsky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	89

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	108	None

90	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 75 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	108	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, ## 74 (1998)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	108	None

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	91

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., ## 84 (1998)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

92	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108	None

Nancy P. Jacklin, ## 68 (2006)	Private Investor since prior to 2011. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system) (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	108	None

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	93

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen, ## 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014 and private investor; Director of Norfolk & Dedham Group (mutual property and casualty insurance) since 2011; and Director of Partners Community Physicians Organization (healthcare) since 2014. Formerly, Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	108	None

94	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995) where he was responsible for accounting, pricing, custody and reporting for the Fidelity Mutual Funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	108	None

Earl D. Weiner, ## 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	95

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Funds’ Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualification to serve as a Director, which led to the conclusion that each Director should serve as a Director of the Fund.

#	Mr. Keith is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Funds due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

96	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Management of the Fund

Officer Information

Certain information concerning the Fund’s officers is listed below.

NAME, ADDRESS,* AND AGE	POSITIONS HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith, 56	President and Chief Executive Officer	See biography above.

Philip L Kirstein, 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Gershon M. Distenfeld, 40	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Sherif M. Hamid 40	Vice President	Senior Vice President of the Adviser,** with which he has been associated since 2013. Prior thereto, he was head of European Credit Strategy at Barclays Capital from 2011 to 2013.

Ivan Rudolph-Shabinsky 52	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2011.

Ashish C. Shah, 46	Vice President	Senior Vice President of the Adviser** with which he has been associated since prior to 2011.

Emilie D. Wrapp, 60	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2011.

Joseph J. Mantineo, 57	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2011.

Phyllis J. Clarke, 55	Controller	Vice President of ABIS,** with which she has been associated since prior to 2011.

Vincent S. Noto, 51	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	97

Management of the Fund

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

98	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Bond Fund, Inc. (the “Fund”), in respect of AB Limited Duration High Income Portfolio (the “Portfolio”).2 The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of their review of the proposed approval of the continuance Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On

1	The information in the fee evaluation was completed on October 22, 2015 and discussed with the Board of Directors on November 3-5, 2015.

2	Future references to the Fund or the Portfolio do not include “AB.”

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	99

March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Net Assets 09/30/15 ($MM)	Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio
Limited Duration High Income Portfolio	$279.0	0.60% on the first $2.5 billion 0.55% on the next $2.5 billion 0.50% on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the fiscal year ended September 30, 2014, the Adviser received $57,850 (0.018% of the Portfolio’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. In addition, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period:4

3	Jones v. Harris at 1427.

4	Semi-annual total expense ratios are unaudited.

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In connection with planned reduction of the Portfolio’s Rule 12b-1 fees effective on February 1, 2016, the Adviser is changing the expense caps for the Portfolio as follows:

	Expense Cap Pursuant to Expense Limitation Undertaking				Gross Expense Ratio (%)[5]		Fiscal Year End
Portfolio		Current	Effective 02/01/16
Limited Duration High Income Portfolio[6]	Advisor Class A Class C Class R Class K Class I	0.75% 1.05% 1.75% 1.25% 1.00% 0.75%	0.80 1.05 1.80 1.30 1.05 0.80	% % % % % %	0.82 1.12 1.83 1.29 1.04 0.84	% % % % % %	September 30 (ratios as of March 31, 2015)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Portfolio’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of

5	Annualized.

6	The Rule 12b-1 fee for Class A shares will bill reduced from 0.30% to 0.25%, effective on February 1, 2016. The expense cap for Class A shares will remain at the same level (1.05%).

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	101

an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a similar investment style as the Portfolio.

The Adviser manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg, Japan, Taiwan, and South Korea and sold to non-United States resident investors. The Adviser charges the fees set forth below for Short Duration High Yield, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg	Fee[8]
Limited Duration High Income Portfolio	Short Duration High Yield Class A2	1.10%
	Class I2 (Institutional)	0.55%

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	Class A2 shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I2 shares, whose fee is for investment advisory services only.

102	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9, 10 Broadridge’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Fund’s Broadridge Expense Group (“EG”)11 and the Portfolio’s contractual management fee ranking.12

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)	Broadridge EG Median (%)	Broadridge EG Rank
Limited Duration High Income Portfolio	0.600	0.650	3/11

Broadridge also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Portfolio’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Portfolio’s investment classification/objective continued to be determined by Lipper.

11	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Broadridge using the Portfolio’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Broadridge peer group.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	103

all funds that have the same investment classifications/objective and load type as the subject Portfolio.13 Pro-forma total expense ratio (italicized) is shown to reflect the Portfolio’s anticipated 12b-1 fee reduction.

Portfolio	Total Expense Ratio (%)[14]	Broadridge EG Median (%)	Broadridge Group Rank	Broadridge EU Median (%)	Broadridge EU Rank
Limited Duration High Income Portfolio	1.048	1.054	6/12	1.048	16/31
Pro-forma[15]	1.048	1.054	6/12	1.048	16/31

Based on this analysis, considering pro-forma information where available, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be

13	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year Class A share total expense ratio.

15	The actual total expense ratio is equal to the pro-forma total expense ratio since the 12b-1 fee reduction will cause the expense cap reimbursement to be reduced by the same amount.

104	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution services to the Portfolio and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $5,863, $460,216 and $27,345 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $51,914 in fees from the Portfolio.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	105

AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $463 billion as of September 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

16	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

106	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

The information below shows the 1 and 3 year performance return and rankings19 of the Portfolio relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)20 for the period ended July 31, 2015.21

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Limited Duration High Income Portfolio
1 year	1.32	1.54	0.09	7/12	25/119
3 year	4.28	5.41	5.31	5/7	79/95

Set forth below are the 1, 3 year and since inception net performance returns of the Portfolio (in bold) versus its benchmark.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Period Ending July 31, 2015 Annualized Performance
	1 Year (%)	3 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
				Volatility (%)	Sharpe (%)
Limited Duration High Income Portfolio	1.33	4.28	5.50	2.70	1.53	3
Barclays Capital Global High Yield 1-5yr (USD hedged)	0.68	6.57	8.22	3.29	1.94	3
Inception Date: December 7, 2011

19	The performance return and rankings are for the Class A shares of the Portfolio. The performance return of the Portfolio was provided Broadridge.

20	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a Portfolio in/from a PU are somewhat different from that of an EU.

21	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

22	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2015.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	107

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2015

108	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund*

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

FIXED INCOME (continued)

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to November 1, 2016, the Fund was named Global Thematic Growth Fund.

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	109

AB Family of Funds

NOTES

110	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

NOTES

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	111

NOTES

112	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

NOTES

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	113

NOTES

114	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

NOTES

AB LIMITED DURATION HIGH INCOME PORTFOLIO •	115

NOTES

116	• AB LIMITED DURATION HIGH INCOME PORTFOLIO

AB LIMITED DURATION HIGH INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

LDHI-0151-0916

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Limited Duration	2015	$108,299	$—	$24,052
High Income Portfolio	2016	$111,484	$15	$24,274

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Limited Duration	2015	$422,302	$24,052
High Income Portfolio			$—
			$(24,052)

	2016	$384,419	$24,289
			$(15)
			$(24,274)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 29, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 29, 2016